Rule 497(e)
File Nos. 333-145333, 811-22105

Individual Retirement Bonus Product – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated December 29, 2009
To the Prospectus dated May 1, 2009

The name change of the Putnam VT International New Opportunities Fund to the Putnam VT International Growth Fund will become effective on or about February 1, 2010.

This change will be reflected on page 29 of your Prospectus.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2009.  Please keep this Supplement for future reference.